Exhibit 99.1

 Investors Title Company Announces All-Time Record Annual Earnings

    CHAPEL HILL, N.C.--(BUSINESS WIRE)--xx--Investors Title Company today announced operating results for the quarter and year ended December 31, 2003. For the quarter ended December 31, 2003, net income decreased 15% to $2,305,202 from $2,714,640, and diluted earnings per share decreased 15% to $.88 from $1.04, all compared with the same quarter in the prior year. Net premiums written decreased 12% to $17,467,108 and total revenues decreased 10% to $19,298,546.
    For the year ended December 31, 2003, net income increased 35% to $10,965,014 or $4.18 per diluted share versus net income of $8,108,842 or $3.12 per diluted share in the prior year. Net premiums written increased 25% to $83,927,312 and total revenues increased 25% to $90,829,871.
    "I am extremely pleased with the Company's financial results in 2003," said Chairman and CEO J. Allen Fine. "We achieved all-time records for net income and revenue, and broke the $100 million mark in assets. In the fourth quarter, net income and revenue were most significantly impacted by the dramatic roll over in mortgage refinance volume from the levels set mid-year. Interest rates rose off the lows set earlier in the year and refinance activity declined on the order of 75% from the record pace of originations in the second quarter. Mortgage rates remain historically low, however, and transaction activity in the residential and commercial real estate markets remained healthy through 2003. "
    Investors Title Company is engaged through its subsidiaries in the business of issuing and underwriting title insurance policies. Title insurance is typically sold when real estate is purchased and upon refinancing of loans secured by real estate. Premiums are written through 28 branch offices and a network of agents in 24 states and the District of Columbia. The Company also provides services in connection with tax-free exchanges of like-kind property as well as investment management services to individuals, trusts, foundations and businesses.
    Certain statements contained herein may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve a number of risks and uncertainties that could cause actual results to differ materially from anticipated and historical results. For more details on risks, uncertainties and other factors that could affect expectations, refer to the Company's Annual Report on Form 10-K for the year ended December 31, 2002, as filed with the Securities and Exchange Commission.


               Investors Title Company and Subsidiaries
                      Consolidated Balance Sheets
             As of December 31, 2003 and December 31, 2002
                              (Unaudited)


                                     December 31,   December 31,
                                         2003           2002
                                   -----------------------------------
Assets
   Cash and cash equivalents      $   5,125,356     $ 3,781,961

  Investments in securities:
    Fixed maturities:
      Held-to-maturity, at
       amortized cost                 3,526,030       4,395,081
      Available-for-sale,
       at fair value                 60,803,807      52,491,648
    Equity securities, at
     fair value                      14,556,785       7,884,928
    Other investments                   955,561         564,782
                                   -------------     -----------
        Total investments            79,842,183      65,336,439

  Premiums receivable, net            8,031,803       7,949,904
  Accrued interest and dividends        667,147         720,902
  Prepaid expenses and other assets     934,345       1,095,230
  Property acquired in settlement
   of claims                            286,517         749,562
  Property, net                       4,099,243       4,109,885
  Deferred income taxes, net          1,485,217         893,263
                                   -------------     -----------

Total Assets                      $ 100,471,811     $84,637,146
                                   =============     ===========

Liabilities and Stockholders' Equity
Liabilities:
  Reserves for claims             $  30,031,000     $25,630,000
  Accounts payable and accrued
   liabilities                        5,782,470       4,780,865
  Commissions and reinsurance
   payables                             726,191         401,040
  Premium taxes payable                 461,436         268,972
  Current income taxes payable          281,968         888,085
                                   -------------     -----------
      Total liabilities              37,283,065      31,968,962
                                   -------------     -----------

Stockholders' Equity:
  Common stock - no par value (shares
   authorized 10,000,000; 2,503,923 and
   2,515,804 shares issued and
   outstanding 2003 and 2002,
   respectively, excluding 351,821 and
   339,940 shares 2003 and 2002,
   respectively, of common stock held by
   the Company's subsidiary)                  1               1
  Retained earnings                  59,756,927      49,613,044
  Accumulated other comprehensive
   income (net unrealized gain on
   investments)                       3,431,818       3,055,139
                                   -------------     -----------
    Total stockholders' equity       63,188,746      52,668,184
                                   -------------     -----------

Total Liabilities and
 Stockholders' Equity             $ 100,471,811     $84,637,146
                                   =============     ===========

               Investors Title Company and Subsidiaries
                   Consolidated Statements of Income
                      December 31, 2003 and 2002
                              (Unaudited)

                              For The Three           For The Twelve
                              Months Ended             Months Ended
                               December 31             December 31
                       ----------------------- -----------------------
                             2003        2002        2003        2002
                       ----------- ----------- ----------- -----------
Revenues:
  Underwriting income:
   Premiums Written   $17,600,672 $19,830,993 $84,365,541 $67,647,012
   Less-premiums for
    reinsurance ceded     133,564      25,719     438,229     348,395
                       ----------- ----------- ----------- -----------
       Net premiums
        written        17,467,108  19,805,274  83,927,312  67,298,617
  Investment income-
   interest and
   dividends              670,853     763,998   2,691,687   2,806,808
  Net realized gain
   (loss) on sales of
   investments            192,674     (21,431)    258,718     279,301
  Other                   967,911     953,770   3,952,154   2,467,614
                       ----------- ----------- ----------- -----------
          Total        19,298,546  21,501,611  90,829,871  72,852,340
                       ----------- ----------- ----------- -----------

Operating Expenses:
   Commissions to
    agents              7,227,935   9,614,410  39,113,544  32,006,188
   Provision for
    claims              1,822,576   1,539,717   9,292,739   6,871,822
   Salaries, employee
    benefits and
    payroll taxes       4,248,118   3,817,900  15,644,097  12,591,736
   Office occupancy
    and operations      1,364,840   1,271,847   5,149,386   4,810,283
   Business development   430,329     603,707   1,905,609   2,161,928
   Taxes, other than
    payroll and income     70,726     123,293     347,186     387,594
   Premium and
    retaliatory taxes     333,410     391,434   1,680,952   1,378,880
   Professional fees      354,584     204,616   1,137,648     772,096
   Other                  100,071      70,047     387,696     202,971
                       ----------- ----------- ----------- -----------
          Total        15,952,589  17,636,971  74,658,857  61,183,498
                       ----------- ----------- ----------- -----------

Income Before Income
 Taxes                  3,345,957   3,864,640  16,171,014  11,668,842
                       ----------- ----------- ----------- -----------

Provision For Income
 Taxes                  1,040,755   1,150,000   5,206,000   3,560,000
                       ----------- ----------- ----------- -----------

Net Income            $ 2,305,202 $ 2,714,640 $10,965,014 $ 8,108,842
                       =========== =========== =========== ===========

Basic Earnings Per
 Common Share         $      0.92 $      1.08 $      4.38 $      3.22
                       =========== =========== =========== ===========

Weighted Average Shares
 Outstanding - Basic    2,503,689   2,517,254   2,503,659   2,517,328
                       =========== =========== =========== ===========

Diluted Earnings Per
 Common Share         $      0.88 $      1.04 $      4.18 $      3.12
                       =========== =========== =========== ===========

Weighted Average Shares
 Outstanding - Diluted  2,630,855   2,609,003   2,624,473   2,597,979
                       =========== =========== =========== ===========


               Investors Title Company and Subsidiaries
                     Net Premiums Written By State
        For the Twelve Months Ended December 31, 2003 and 2002
                              (Unaudited)

                                                2003          2002
-------------------------------------------------------------------
Alabama                                 $  1,286,681   $   654,345
Arkansas                                      21,523        58,455
District of Columbia                           9,735         2,441
Florida                                      392,602         1,745
Georgia                                      135,226       125,580
Illinois                                   1,219,212        57,758
Indiana                                      320,191       296,471
Kentucky                                   1,800,258     1,282,772
Louisiana                                      2,786             -
Maryland                                   1,707,678     1,428,140
Michigan                                   7,230,906     9,492,665
Minnesota                                  2,186,522     1,180,153
Mississippi                                1,092,772     1,011,538
Missouri                                     136,091             -
Nebraska                                   1,777,174     1,348,139
New Jersey                                    61,267        46,901
New York                                   5,605,642     3,911,191
North Carolina                            31,102,294    24,112,712
Ohio                                         107,129        48,264
Pennsylvania                               5,838,436     4,462,864
South Carolina                             7,512,259     5,638,718
Tennessee                                  3,686,677     3,239,109
Virginia                                   9,101,185     7,577,229
West Virginia                              2,025,557     1,638,306
Wisconsin                                       (493)       10,776
                                         ------------   -----------
  Direct Premiums                         84,359,310    67,626,272
Reinsurance Assumed                            6,231        20,740
Reinsurance Ceded                           (438,229)     (348,395)
                                         --------------------------
  Net Premiums Written                  $ 83,927,312   $67,298,617
                                         ============   ===========


               Investors Title Company and Subsidiaries
               Net Premiums Written By Branch and Agency
                      December 31, 2003 and 2002
                              (Unaudited)

                              For The Three Months Ended
                                      December 31
       ---------------------------------------------------------------
                                2003    %            2002      %
       ---------------------------------------------------------------
Branch                    $7,497,052   43      $7,093,695     36
Agency                     9,970,056   57      12,711,579     64
       ---------------------------------------------------------------
 Total                   $17,467,108  100     $19,805,274    100
       ===============================================================


                               For The Twelve Months Ended
                                       December 31
         -------------------------------------------------------------
                                2003    %             2002     %
         -------------------------------------------------------------
 Branch                  $31,072,768   37      $24,232,600    36
 Agency                   52,854,544   63       43,066,017    64
         -------------------------------------------------------------
  Total                  $83,927,312  100      $67,298,617   100
         =============================================================


    CONTACT: Investors Title Company
             Elizabeth B. Lewter, 919-968-2200